Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT AND WAIVER

This Second Amendment and Waiver, dated as of June 30, 2011 (this “Amendment”), to the Amended and Restated Credit Agreement, dated as of October 15, 2010, as amended by the First Amendment dated as of May 6, 2011 (as in effect the date of this Amendment, the “Credit Agreement”), among First Solar, Inc., a Delaware corporation (the “Company”), the various financial institutions and other persons from time to time party thereto (the “Lenders”), Bank of America, N.A. and The Royal Bank of Scotland plc, as the documentation agents, Credit Suisse, Cayman Islands Branch, as the syndication agent, and JPMorgan Chase Bank, N.A., as the administrative agent (in its capacity as the administrative agent, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Company;
WHEREAS, the Company has requested that the Credit Agreement be amended and waived in the manner set forth herein; and
WHEREAS, the Required Lenders are willing to agree to this Amendment on the terms, and subject to the conditions, set forth herein.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations set forth herein and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
1.    Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
2    Amendments to the Credit Agreement. The Credit Agreement shall be amended as of the Second Amendment Effective Date (as defined below).
(a)    Section 7.2(A). Section 7.2(A) of the Credit Agreement is hereby amended to (i) delete the word “and” at the end of clause (g) thereof, (ii) replace the period at the end of clause (h) thereof with “; and” and (iii) add the following new clause (i) at the end thereof:
“(i)    Indebtedness of any Restricted Subsidiary pursuant to letters of credit, bank guarantees or similar instruments issued in the ordinary course of business; provided that the aggregate stated or face amount of all letters of credit, bank guarantees and similar instruments issued pursuant to this clause (i) and Section 7.2(B)(d) below shall not exceed $50 million for all Restricted Subsidiaries outstanding at any time”.
(b)    Section 7.2(B). Section 7.2(B) of the Credit Agreement is hereby amended to (i) delete the word “and” at the end of clause (b) thereof, (ii) replace the period at the end of clause (c) thereof with “; and” and (iii) add the following new clause (d) at the end thereof:

“(d)    Guarantee Obligations by any Restricted Subsidiary pursuant to letters of credit, bank guarantees or similar instruments issued in the ordinary course of business; provided that the aggregate stated or face amount of all letters of credit, bank guarantees and similar instruments issued pursuant to this clause (d) and Section 7.2(A)(i) above shall not exceed $50 million for all Restricted Subsidiaries outstanding at any time”.
3    Waiver. Each Lender party hereto hereby (i) consents to the issuance of the letters of credit and bank guarantees listed on Schedule I hereto, (ii) agrees that no Default or Event of Default shall be deemed to have occurred as a result of the issuance of any such letter of credit or bank guarantee and (iii) irrevocably waives any Default or Event of Default that may have arisen in connection therewith prior to the Second Amendment Effective Date. From and after the Second Amendment Effective Date, such letters of credit and bank guarantees shall be included in calculating availability under the baskets provided for in Section 2(a) and (b) above.

4.    Conditions Precedent. This Amendment shall become effective as of June 30, 2011 (the “Second Amendment Effective Date”), upon the Administrative Agent receiving counterparts of this Amendment, duly executed by the Company, the Administrative Agent and the Required Lenders.

5.    Representations and Warranties. To induce the Lenders and the Administrative Agent to enter into this Amendment, the Company hereby represents and warrants to the Administrative Agent and each Lender that:
(a)    after giving effect to this Amendment, each of the representations and warranties made by any Loan Party in or pursuant to the Loan Documents is true and correct in all material respects on and as of the date hereof as if made on and as of such date, except for representations and warranties expressly stated to relate to a specific earlier date, in which case such representations and warranties were true and correct in all material respects as of such earlier date;
(b) the Company has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by the Company, and this Amendment is the legal, valid and binding obligation of the Company, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the enforcement of creditors' rights generally and by principles of equity; and
(c)    after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
6.    Expenses. The Company agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, in accordance with and to the extent required by Section 10.5 of the Credit Agreement.

7.    Reference to and Effect on the Loan Documents.
(a)        Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.

(b)        Nothing herein shall be deemed to entitle the Company to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any Loan Document in similar or different circumstances.
8.    Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page of this Amendment by email or facsimile transmission shall be effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all the parties shall be lodged with the Company and the Administrative Agent.
9.    Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
10.    Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
11.    Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

FIRST SOLAR, INC.,
By:
/s/ David Brady
Name:David Brady
Title:VP, Corporate Treasurer

SIGNATURE PAGE TO THE SECOND
AMENDMENT AND WAIVER TO THE CREDIT
AGREEMENT OF FIRST SOLAR, INC.

JPMORGAN CHASE BANK, N.A. as Administrative Agent and as Lender
By:
/s/ Gregory T. Martin
Name:Gregory T. Martin
Vice President

BANK OF AMERICA, N.A.
By:
/s/ Mathew Buchwald
Name:Mathew Buchwald
Senior Vice President

CITIBANK, N.A.
By:
/s/ Avrum Spiegel
Name:Avrum Spiegel
Vice President

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, As Lender
By:
/s/ David Cagle
Name:David Cagle
Managing Director

/s/ Bryan Myers
Name: Bryan Myers
Managing Director

SIGNATURE PAGE TO THE SECOND
AMENDMENT AND WAIVER TO THE CREDIT
AGREEMENT OF FIRST SOLAR, INC.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH,
By:
/s/ Shaheen Malik
Name: Shaheen Malik
Vice President

/s/ Kevin Buddhdew
Name: Kevin Buddhdew
Associate

DEUTSCHE BANK AG NEW YORK BRANCH,
By:
/s/ Philippe Sandmeier
Name: Philippe Sandmeier
Managing Director

/s/ Ross Levitsky
Name: Ross Levitsky
Managing Director

SIGNATURE PAGE TO THE SECOND
AMENDMENT AND WAIVER TO THE CREDIT
AGREEMENT OF FIRST SOLAR, INC.

GOLDMAN SACHS BANK (EUROPE) PLC,
By:
/s/ Gavin Rich
Name: Gavin Rich
Authorised Signatory

/s/ Kate Dawson
Name: Kate Dawson
Authorised Signatory

HSBC BANK USA, NATIONAL ASSOCIATION,
By:
/s/ Steven F. Larsen
Name: Steven F. Larsen
Vice President

MORGAN STANLEY BANK, N.A.,
By:
/s/ John Durland
Name: John Durland
Authorizes Signatory

ROYAL BANK OF CANADA,
By:
/s/ Thomas Casey
Name: Thomas Casey
Authorized Signatory

SIGNATURE PAGE TO THE SECOND
AMENDMENT AND WAIVER TO THE CREDIT
AGREEMENT OF FIRST SOLAR, INC.

Société Générale
By:
/s/ Yao Wang
Name: Yao Wang
Director

THE ROYAL BANK OF SCOTLAND PLC
By:
/s/ Tyler J. McCarthy
Name: Tyler J. McCarthy
Director

WELLS FARGO BANK, N.A.
By:
/s/ Kyle J. Button
Name: Kyle J. Button
Relationship Manager

Schedule I
Letters of Credit and Bank Guarantees

Account Party	Issuing Bank	Stated Amount	Purpose
First Solar Manufacturing GmbH	Commerzbank	€14,000,000.00	Customs duties/taxes
First Solar Manufacturing GmbH	Commerzbank	€600,000.00	Customs duties/taxes
First Solar GmbH	Commerzbank	€123,162.37	Rent/lease
First Solar GmbH	Commerzbank	€30,417.50	Rent/lease
First Solar GmbH	Commerzbank	€26,000.00	Rent/lease
First Solar Malaysia Sdn. Bhd.	Commerzbank	€500,000.00	VAT registration
First Solar Manufacturing GmbH	Commerzbank	€67,395.00	Guarantee in favor of the State of Brandenburg